SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): January 5, 2004


                                  CONNECTIVCORP
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               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                      333-70663               606-1529524
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(State or Other Jurisdiction of        (Commission File         (I.R.S. Employer
         Incorporation)                    Number)               Identification
No.)


      160 Raritan Center Parkway, Edison, NJ                     08837
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      (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (732) 225-8910



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         (Former Name or Former Address, if Changed Since Last Report.)


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ITEM 4.  CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT

On January 5, 2004 ConnectivCorp (the "Company") dismissed the Company's independent auditors, Israeloff, Trattner & Co. P.C. ("Israeloff"). The decision to change independent auditors was made in connection with the merger and change of control of the Company, as reported in the Company's Current Report on Form 8-K dated December 5, 2003 and filed on December 22, 2003. In lieu of an audit or similar committee of the Board of Directors of the Company (the "Board"), the decision to dismiss Israeloff was recommended and approved by the Board.

The report of Israeloff on the financial statements of the Company as of and for the fiscal year ended December 31, 2002 contained no adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audit for the fiscal year ended December 31, 2002 and during the subsequent period that began on January 1, 2003 and ended on January 4, 2004, there were no disagreements with Israeloff on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if they had occurred and not been resolved to the satisfaction of Israeloff, would have caused Israeloff to make reference to such disagreements in their report on the financial statements for such year. Israeloff was engaged by the Company on April 4, 2003 and had no involvement with the Company relating to the fiscal year ended December 31, 2001.

The Company has provided Israeloff with a copy of the foregoing disclosures. Israeloff has furnished the Company with a letter addressed to the SEC, which is attached hereto as an exhibit.

The Company is in the process of seeking to engage a new accounting firm to be its independent auditors. In accordance with the requirements of Item 4(b) of form 8-K, the Company will amend this Current Report once the Company retains new independent auditors.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Exhibits

16.1 Letter from Israeloff, Trattner & Co. P.C. to the Securities and Exchange Commission dated January 5, 2004


ITEM 8.  CHANGE IN FISCAL YEAR.

As reported in the Company's Current Report on Form 8-K dated December 5, 2003 and filed on December 22, 2003, on December 5, 2003, the Company consummated a merger (the "Merger") with Majesco Sales Inc., a New Jersey corporation ("Majesco"), with Majesco becoming a wholly-owned subsidiary and the sole operations of the Company. As a result of the Merger (the practical effect of which was Majesco acquiring the Company), and pursuant to applicable federal regulations, the date of the Company's fiscal year end was changed from December 31 to October 31, which is the date of the fiscal year end of Majesco, the acquiring company for accounting purposes. Our next public filing reflecting the change in fiscal year end will be on a Form 10-Q for the quarterly period ended January 31, 2004, which is due to be filed no later than March 16, 2004.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  CONNECTIVCORP

Date: January 12, 2004             By:   /s/ Jesse Sutton
                                   ---------------------------------------------
                                   Name:   Jesse Sutton
                                   Title:  President and Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

16.1 Letter from Israeloff, Trattner & Co. P.C. to the Securities and Exchange Commission dated January 5, 2004